Senior Secured Debentures (FY)	12 Months Ended
Jun. 30, 2019
Debt Disclosure [Abstract]
Senior Secured Debentures
Note 5 — Senior Secured Debentures

On October 24, 2017, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”) for the purchase of $8.0 million in principal amount of Debentures.  The Debentures have a term of 5 years with an interest rate of 11% that adjusts to 18% in the event the Company defaults on an interest payment.  The Debentures require that dividends received from BFR are used to pay down the principal amounts of outstanding Debentures.  Additionally, we issued warrants to purchase 125,000 shares of common stock at $32.00 per common share (the “Debenture Warrants”).  The Purchase Agreement and the Debentures contain certain customary representations, warranties and covenants.  There are no financial metric covenants related to the Debentures.  The transaction was approved by a special committee of our board of directors due to the fact that certain board members were Purchasers.  Interest on the outstanding balance of Debentures is payable quarterly commencing on January 2, 2018.  All unpaid principal and interests on the Debentures will be due on October 23, 2022.

The net offering proceeds to us from the sale of the Debentures and the Debenture Warrants, after deducting the placement agent’s fee and associated costs and expenses, was approximately $7.4 million, not including the proceeds, if any, from the exercise of the warrants issued in this offering.  As compensation for their services, we paid T.R. Winston & Company, LLC (the “Placement Agent”): (i) a cash fee of $0.56 million (representing an aggregate fee equal to 7% of the face amount of the Debentures); and (ii) a warrant to purchase 8,750 shares of common stock, representing 7% of the warrants issued to the Purchasers (the “Placement Agent Warrant”).  We also reimbursed certain expenses of the Placement Agent.  The fair market value of the warrants was approximately $137,000 at the time of issuance and recorded as debt issuance cost.  A total of approximately $1.0 million debt issuance cost was recorded as a result and is being amortized to interest expense over the term of the Debentures by using effective interest method beginning in October 2017.

The Debenture Warrants and Placement Agent Warrant contain provisions providing for the adjustment of the purchase price and number of shares into which the securities are exercisable in certain events.  Also, under certain events, we shall, at the holder’s option, purchase these warrants from the holder by paying the holder an amount in cash based on a Black Scholes Option Pricing Model for remaining unexercised warrants.  Under U.S. GAAP, this potential cash transaction requires us to record the fair market value of the warrants as a liability as opposed to equity.  Management used a Monte Carlo Simulation method to value the warrants with Anti-Dilution Protection with the assistance of a third-party valuation expert.  To execute the model and value the warrants, certain assumptions were needed as noted below:

Valuation Date:	October 24, 2017
Warrant Expiration Date:	October 31, 2022
Total Number of Warrants Issued:	133,750
Contracted Conversion Ratio:	1:1
Warrant Exercise Price (USD)	32.00
Next Capital Raise Date:	October 31, 2018
Threshold exercise price post Capital raise:	20.08
Spot Price (USD):	26.53
Expected Life (Years):	5
Volatility:	66.0%
Volatility (Per-period Equivalent):	19.1%
Risk Free Interest Rate:	2.04%
Risk Free Rate (Per-period Equivalent):	0.17%
Nominal Value (USD Mn):	4.0
No of Shares on conversion (Mn):	0.1

The results of the valuation exercise valued the warrants issued at $15.62 per share, or approximately $2.0 million in total.

The total proceeds received are first allocated to the fair value of all the derivative instruments, the remaining proceeds are then allocated to the Debentures, resulting in the Debentures being recorded at a discount from the face value.

We recorded $8.0 million as the face value of the Debentures and a total of $2.0 million as discount of Debentures and $0.1 million as debt issuance cost for the warrants issued to investors and placement agent, which is being amortized to interest expense over the term of the Debenture which resulted in a charge to interest expense of $0.4 million and $0.3 million for the year ended June 30, 2019 and June 30, 2018, respectively.

The effective annual interest rate of the Debentures is approximately 18% after considering this $2.0 million discount related to the Debentures.

The Debentures are guaranteed by the U.S. subsidiaries of the Company, as well as the Company’s British Virgin Islands subsidiary, pursuant to a Subsidiary Guarantee, in favor of the holders of the Debentures by the subsidiary guarantors, party thereto, as well as any future subsidiaries which the Company forms or acquires.  The Debentures are secured by a lien on substantially all of the assets of the Company and the subsidiary guarantors, other than their equity ownership interest in the Company’s foreign subsidiaries, pursuant to the terms of the Purchase Agreement among the Company, the subsidiary guarantors and the holders of the Debentures.

For more on the Debentures, see Note 16 – Subsequent Events – The Proposed Merger with AFE.